Exhibit 99.3

Industrial RPM International Inc 2628 Pearl Road • P.O. Box 777 • Medina, Ohio 44258 Phone: (330) 273-5090 • Fax: (330) 225-8743 • www.rpmintl.com July 21, 2003 Consumer essential INDUSTRIAL products leading CONSUMER brands

Disclaimer on Forward-Looking Statements This presentation contains forward-looking statements based on management's expectations and beliefs concerning future events. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of the company, which could cause actual results to differ materially from such statements. These uncertainties and other factors include risks related to general economic conditions, acquisition and divestiture activities, geo-political issues, the price and supply of raw materials, foreign currency fluctuations, legal, environmental and litigation risks inherent to the chemicals industry, and other risks detailed in RPM's periodic reports and statements filed with the Securities and Exchange Commission and available through our website, http://www.rpmintl.com. This listing is not exhaustive, and the company disclaims any obligation to subsequently revise any forward-looking statements to reflect actual events or circumstances after the date of such statements.

Regulation G This presentation includes certain company data that do not directly conform to generally accepted accounting principles, or GAAP, and certain company data that has been restated for improved understanding and comparability, or pro forma. Management believes that the inclusions of non-GAAP data provide the investor with additional insights into pertinent performance measures of the business, and should be viewed as supplemental data, rather than as substitutes or alternatives to GAAP measures of performance. Furthermore, these non-GAAP measures may not be consistent with the same or similar measures provided by other companies. All non-GAAP data in this presentation are indicated by footnote. Tables reconciling such data with GAAP measures are available through our website, http://www.rpmintl.com.

Investment Highlights / Overview $2.1 billion in revenues in two primary divisions Industrial (50-55%) and Consumer (45-50%) Approximately 75% U.S., 25% International Maintenance oriented products and services Balanced portfolio of leading brand names Global leader (#1/#2) in markets served Strong management team driving unique entrepreneurial operating philosophy Excellent customer relationships History of strong performance under all economic conditions 56 years of record growth 29 consecutive years of dividend increases 11 stock splits since 1976 Recognized industry consolidator Strong cash flow generation to fuel future growth

# Organizational Structure and Operating Philosophy

- Entrepreneurial spirit at operating level
- Localized customer / market focus
- Retain and motivate best people


RPM
Consumer Division
Industrial Division
John McLaughlin
DAP
Mike Tellor
Rust-Oleum
Bob Senior
Zinsser
Chuck Pauli
RPM II
Jeff Korach
Tremco
David Reif
StonCor
DAP
Rust-Oleum CBG
Rust-Oleum IBG
Martin Mathys
Rust-Oleum Europe
Zinsser
Thibaut
Mantrose Haeuser
American Emulsions
Chemspec
Day-Glo
Dryvit
Kop-Coat
RPM Belgium
TCI
Bondo
Testor
Wood Finishes
Tremco
Tremco Europe
Tremco Roofing
Tremco Sealants
Euclid Chemical
Stonhard
Carboline/Plasite
Fibergrate

Industrial Division - 50-55% Leading brands in huge markets Flooring Systems Roofing Systems Corrosion control, fireproofing products, and secondary containment linings

Industrial Division - (continued) Leading market share in many specialty niche markets Marine coatings Fluorescent pigments Exterior finishing systems

Consumer Division - 45-50% #1 or #2 in many markets served Rust preventative, specialty and general purpose paints and coatings Caulks, sealants and patch and repair products Primer-sealers, premium wall covers, and wall covering preparation and removal products

Unique Customer Base RPM is in all the right places Consumer Industrial Grow with customers regionally and globally Recognized as providers of unique solutions by world's leading companies

Financial Performance Track Record 55 out of 56 years of record net sales 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Net Sales ($MM) 114.4 118.693 128.691 142.736 160.572 289.7 338.9 385.3 438 493.2 571.7 619.6 680.1 768.4 825.3 1030.7 1136.4 1356.6 1623.3 1720.6 1962.4 2007.8 1986.1 2083.49

Financial Performance Track Record (1) Restructuring years 53 out of 56 years of record net income, interrupted only by the 2000/2001 restructuring program and the 2003 asbestos charge 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Net Income ($MM) 5.705 5.809 6.948 8.34 8.953 11.152 16.743 20.387 23.181 27.299 31.853 37.435 38.481 39.498 53.753 62.616 68.929 78.315 87.837 94.546 40.992 62.961 101.554 35.327 Asbestos charge 87.5 (1) (1) As reported Asbestos charge

29 Consecutive Years of Dividend Growth Important part of total return to long-term investors Indicative of stability of business and integrity of financial reporting Value enhanced by recent tax change 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Dividend per share 0.01 0.02 0.022 0.03 0.034 0.042 0.05 0.08 0.085 0.09 0.11 0.15 0.17 0.19 0.207 0.25 0.255 0.284 0.303 0.326 0.352 0.378 0.408 0.44 0.465 0.485 0.498 0.5 0.515

Asbestos Liability Bondex subsidiary - acquired 1966 DIY patch/repair product - discontinued 1977 Cost-sharing with insurers - 90% / 10% Claims acceleration recent years Exhaustion of insurance to cover Bondex asbestos liability Consultants engaged to estimate future liability Pertinent state tort reforms (OH, MS, TX) introducing proportional liability - key to companies with marginal exposure Senate Judiciary Committee approves "S.B. 1125 The Fairness in Asbestos Injury Resolution Act of 2003" (FAIR) - July 2003

Asbestos Liability - (continued) $140MM pre-tax charge taken as of May 31, 2003 $88MM after-tax; ($0.76) per share, diluted Estimated costs to cover known claims and provision for estimate of future claims believed to be sufficient to cover asbestos related costs for approximately three years Study not yet completed - complex; "moving target" Impact of recent state law changes too soon to predict, as well as outcome of pending Federal legislation Will monitor closely, make and communicate appropriate reserve adjustments as, and when, necessary

Consolidated Statements of Income (as reported)

Consolidated Statements of Income (pro forma 2003, excluding asbestos charge)

Consolidated Statements of Income (as reported)

Consolidated Statements of Income (pro forma 2003, excluding asbestos charge)

Consolidated Balance Sheets

Strong Cash Flow Generation

Growth Strategy Target: 12-15% EPS Growth Strong entrepreneurial businesses Synergistic integrations / product lines Strategic platforms / businesses Multiple avenues for continuing growth Operating leverage from recent restructuring, permanent reduction of cost base Institutionalized cost containment initiatives and focus on operational improvement Benefits from integrated acquisitions Leadership in niche markets Value-added customer-oriented solutions Product line extensions / development Grow with customers New markets for existing products Effective cross-selling 5% Internal Growth 5% Acquisition Growth Enhance Profitability Achieve through Achieve through Achieve through

The Case for Growth: Industry Overview-Opportunity for Growth Note: Several RPM companies totaling approximately $375 MM in global sales have been excluded from analysis above due to inapplicability with indicated markets ($ in millions) Source: Adhesives and Sealants Council, RPM Source: NPCA, RPM Source: Freedonia Group, RPM U.S. Construction Chemicals Global Paints and Coatings Global Adhesives and Sealants $115 (20%) Roofing systems Concrete and masonry additives, grouts & mortar $845 (9%) Architectural $83 (1%) $400 (17%) $21,600 Adhesives Sealants Total: $ 64.0 billion Total: $ 24.0 billion Total: ~$ 11.0 billion Polymer Flooring Special Purpose OEM $2,400 $28,800 $25,600 $9,600 $9,565 $600 $1,100 $140 (2%) $77 (7%) Source: Adhesives and Sealants Source: Freedonia U.S. Construction Chemicals Global Paints and Coatings Global Adhesives and Sealants $115 (20%) Roofing systems Concrete and masonry additives, grouts & mortar $845 (9%) Architectural $83 (1%) $400 (17%) $21,600 Adhesives Sealants Total: $ 64.0 billion Total: $ 24.0 billion Total: ~$ 11.0 billion U.S > $25 billion Global Polymer Flooring Special Purpose OEM $2,400 $28,800 $25,600 $9,600 $9,565 $600 $1,100 $140 (2%) $77 (7%) Council, RPM Group, RP

(1) Restructuring years (2) Through December 31, 2002 Revenue Growth Exceeds Industry Averages Organic Revenue Growth Acquisition Growth, Net of Divestitures CAGR (94-03) Total = 10.8% Organic = 4.2% M&A = 6.6% GDP = 3.2%(2) (Fiscal year ended May 31,) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 (1) (1)

Well Recognized Industry Consolidator Completed more than 90 acquisitions last 30 years Completed more than 50 acquisitions since 1991 M&A strategy: 3-Pronged approach Stand-alone niche businesses: Entrepreneurial Day-Glo TCI Powder Coatings Businesses that are integrated into existing operations: Synergistic Flecto Epoxi-Tech Major product lines: Strategic Rust-Oleum DAP

M&A Criteria Recognized leading brand in large markets or dominant player in smaller niche markets with gross margins greater than 40% Strong management team with track record of growth; willing to stay and run business as part of RPM Complementary product line that can be quickly integrated into an existing RPM company Must be cash flow positive and earnings accretive Geographic focus on North America and Europe

(1) Restructuring years (2) Excluding asbestos charge EBITDA* Margins Improving Since Restructuring Fiscal Year (May 31) 1997 1998 1999 2000 2001 2002 2003 Permanently lowered cost base Greater focus on operational efficiency Leverage of economic recovery (1) (1) *Earnings before interest, income taxes, depreciation and amortization (non-GAAP measure) (2)

# RPM Five Year Strategic Plan: 2007

***Five Year CAGR***
**Sales 11%**
**Net Income 15%**

**Revenues**
**$3,350 MM**

RPM

## Consumer Division

### John McLaughlin — *DAP*
- DAP
- New Co(s).

### Mike Tellor — *Rust-Oleum*
- Rust-Oleum CBG
- Rust-Oleum IBG
- Martin Mathys
- Rust-Oleum Europe
- New Co(s).

### Bob Senior — *Zinsser*
- Zinsser
- Thibaut
- Mantrose Haeuser
- New Co(s).

## European Division

### Ulf Eriksson — *RPM Europe*
- New Company
- New Company
- New Company
- New Company
- New Company
- New Company
- New Company

## Industrial Division

### Chuck Pauli — *RPM II*
- Amer. Emul.
- Chemspec
- Day-Glo
- Dryvit
- Kop-Coat
- RPM Belgium
- TCI
- Wood Finishes
- Bondo
- Testor
- New Co(s).

### Jeff Korach — *Tremco*
- Tremco
- Tremco Europe
- Tremco Roofing
- Tremco Sealants
- Euclid Chemical
- New Co(s).

### David Reif — *Ston Cor*
- Stonhard
- Carboline/Plasite
- Fibergrate
- New Co(s).

**Net Income**
**$200 MM**

The Best Home for Entrepreneurial Companies in the Markets We Serve "Hire the best people you can find. Create an atmosphere that will keep them. Then let them do their jobs." -Frank C. Sullivan 1947

Reconciliations of Non-GAAP Measures to GAAP Measures

Free Cash Flow (Non-GAAP Measure)

EBITDA* (Non-GAAP Measure)